UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2005

                           GREENE COUNTY BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                       0-25165                14-1809721
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


302 Main Street, Catskill NY                                     12414
----------------------------------------                     ------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (518) 943-2600
                                                     ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Change in Registrant's Certifying Accountant
                --------------------------------------------

      On August 16, 2005, the Audit Committee of Greene County Bancorp, Inc. (the "Company") approved the dismissal of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, upon completion of services related to the audit of the June 30, 2005 financial statements.

      The audit reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the years ended June 30, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

      During the two fiscal years ended June 30, 2004 and 2003 and through the date of the dismissal, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers LLP's satisfaction, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

      During the Company's two fiscal years ended June 30, 2004 and 2003 and through the date of the dismissal, there were no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

      The Company requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not PricewaterhouseCoopers LLP agreed with the above statements. A copy of PricewaterhouseCoopers LLP's letter to the SEC dated August 17, 2005 is filed as an Exhibit to this Form 8-K.

      On August 16, 2005, the Audit Committee of the Company engaged Beard Miller Company LLP as the Company's new independent accountants for fiscal year 2006. During the two fiscal years ended June 30, 2004 and 2003 and through the date of the dismissal of PricewaterhouseCoopers LLP, the Company did not consult with Beard Miller Company LLP regarding any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

         Exhibit No.    Description
         -----------    -----------

         16             Letter regarding change in certifying accountant

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           GREENE COUNTY BANCORP, INC.


DATE:  August 22, 2005                By:  /s/ Michelle Plummer
                                           -------------------------------------
                                           Michelle Plummer
                                           Chief Financial Officer and Treasurer